Exhibit 5.10(A)

GOLDER ASSOCIATES LTD.

April 29, 2019

TO:	Seabridge Gold Inc.
British Columbia Securities Commission
Ontario Securities Commission
Alberta Securities Commission
Saskatchewan Financial Services Commission
Manitoba Securities Commission
Nova Scotia Securities Commission
The Office of the Yukon Superintendent of Securities
Toronto Stock Exchange
United States Securities and Exchange Commission

Re:	Seabridge Gold Inc. (the “Company”)
Consent of Expert

Ladies and Gentlemen:

Reference is made to the following report:

●	2016 KSM (Kerr-Sulphurets-Mitchell) Prefeasibility Study Update and Preliminary Economic Assessment dated October 6, 2016 (the “Report”)

In connection with the Company’s short form prospectus dated April 29, 2019 and all documents incorporated by reference therein including, but not limited to, the Company’s annual information form dated March 26, 2019 for the year ended December 31, 2018 (collectively, the “Prospectus”) and the Company’s Registration Statement on Form F-10 and any amendments thereto, including any post-effective amendments (collectively, the “Registration Statement”), I, Ross D. Hammett, Ph.D., P.Eng., on behalf of myself and Golder Associates Ltd., hereby:

1.	consent to the public filing of the Report and the use of any extracts from or a summary of the Report in the Prospectus and the Registration Statement;

2.	consent to the use of my name and Golder Associates Ltd.’s name and references to the Report, or portions thereof, in the Prospectus and the Registration Statement and to the inclusion or incorporation by reference of information derived from the Report in the Prospectus and the Registration Statement;

3.	confirm that I have read the Prospectus and the Registration Statement and that they fairly and accurately represent the information in the sections of the Report for which I am responsible; and

4.	confirm that I have read the Prospectus and the Registration Statement and have no reason to believe that there are any misrepresentations in the information contained therein that are derived from the Report or that are within my knowledge as a result of the services performed by me in connection with the Report.

Yours Truly,

/s/ Ross D. Hammett
Ross D. Hammett, Ph.D., P.Eng.

Exhibit 5.10(B)

GOLDER ASSOCIATES LTD.

April 29, 2019

TO:	Seabridge Gold Inc.
British Columbia Securities Commission
Ontario Securities Commission
Alberta Securities Commission
Saskatchewan Financial Services Commission
Manitoba Securities Commission
Nova Scotia Securities Commission
The Office of the Yukon Superintendent of Securities
Toronto Stock Exchange
United States Securities and Exchange Commission

Re:	Seabridge Gold Inc. (the “Company”)
Consent of Expert

Ladies and Gentlemen:

Reference is made to the following report:

●	Courageous Lake Prefeasibility Study dated September 5, 2012 and amended November 11, 2014

In connection with the Company’s short form prospectus dated April 29, 2019 and all documents incorporated by reference therein including, but not limited to, the Company’s annual information form dated March 26, 2019 for the year ended December 31, 2018 (collectively, the “Prospectus”) and the Company’s Registration Statement on Form F-10 and any amendments thereto, including any post-effective amendments (collectively, the “Registration Statement”), I, Albert Victor Chance, P.Eng., on behalf of myself and Golder Associates Ltd., hereby:

1.	consent to the public filing of the Report and the use of any extracts from or a summary of the Report in the Prospectus and the Registration Statement;

2.	consent to the use of my name and Golder Associates Ltd.’s name and references to the Report, or portions thereof, in the Prospectus and the Registration Statement and to the inclusion or incorporation by reference of information derived from the Report in the Prospectus and the Registration Statement;

3.	confirm that I have read the Prospectus and the Registration Statement and that they fairly and accurately represent the information in the sections of the Report for which I am responsible; and

4.	confirm that I have read the Prospectus and the Registration Statement and have no reason to believe that there are any misrepresentations in the information contained therein that are derived from the Report or that are within my knowledge as a result of the services performed by me in connection with the Report.

Yours Truly,

/s/ Albert Victor Chance
Albert Victor Chance, P.Eng.